Trading account gains and losses (Tables)	12 Months Ended
Mar. 31, 2020
Trading Account Gains And Losses [Abstract]
Net Trading Gains and Losses	Net trading gains (losses) for the fiscal years ended March 31, 2018, 2019 and 2020 are comprised of the following:

	2018	2019	2020
	(in millions of yen)
Trading account gains (losses)—net:
Trading securities	333,749	158,162	267,514
Derivative contracts:
Interest rate contracts	(63,260)	127,242	388,289
Foreign exchange contracts (1)	61,046	6,748	(111,920)
Equity-related contracts (2)	(98,807)	37,875	217,744
Credit-related contracts (3)	(2,076)	269	5,208
Other contracts	6,330	(1,455)	(21,143)

Total	236,982	328,841	745,692
Foreign exchange gains (losses)—net (4)	91,793	93,577	44,345

Net trading gains (losses)	328,775	422,418	790,037

Notes:
(1)	Amounts include gains and losses on currency swaps.

(2)	The net gains (losses) excluded from the assessment of the effectiveness of fair value hedges is included in the above table.

(3)	Amounts do not include the net gains (losses) of ¥(754) million, ¥(736) million and ¥2,838 million on the credit derivatives economically managing the credit risk of loans during the fiscal years ended March 31, 2018, 2019 and 2020, respectively. The net gains (losses) is recorded in Other noninterest income (expenses).

(4)	Amounts include realized and unrealized gains and losses on both derivative instruments and nonderivative instruments. Amounts on derivative instruments include gains and losses on forward foreign exchange contracts and currency options. Amounts on nonderivative instruments include translation gains and losses related to foreign currency-denominated debt securities reported as Trading securities.